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                                                               EXHIBIT 10.15


J. BAKER INC. AND SUBSIDIARIES                              (LOGO)
PROMISSORY NOTE


Amount:  $15,000.00***                             Date:  February 2 , 1993

For value received, the undersigned LARRY I. KELLEY (the "Payor") promises to pay to JBI, Inc/J. Baker Inc., FIFTEEN THOUSAND DOLLARS with interest at SIX
(6) per cent per annum from THE DATE HEREOF to be repaid as follows:


         / /     A) Cash payment of $__________ by __________, or within 5 days of sale of the employee's home, whichever is earlier. Interest will be paid (monthly, annually, on date principal is due, etc) _________________________.

         OR

         /X/     B) Monthly payments of $1,500 until the total amount of
$15,464 (loan plus interest) has been repaid.  Payments to begin 5/1/94.

                         ******************************

ADJUSTMENTS TO PAYMENT

This note may be prepaid in whole of in part at any time without premium or penalty.

DEFAULT

a. The entire unpaid balance of this Note shall become immediately due and payable at the option of the Holder upon the happening of any of the following events, (a "Default"):

         (i) in the event that any of the terms, conditions, covenants or provisions of this Note are not fully performed;
         (ii) in the event, not withstanding anything to the contrary herein, that the Holder has not received any of the payments in full by the tenth day after they are due;
         (iii) upon the appointment of a receiver for any part of or all of the property of the Payor, or assignment for the benefits of creditors of the undersigned, or any proceedings begun or instituted involuntarily or by the undersigned in bankruptcy or insolvency;
         (iv) if employment with JBI, Inc./J. Baker Inc. is terminated for any reason whatsoever.
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b. In the event of any Default hereunder, interest accrues on the entire unpaid balance of this note at the annual simple interest rate of eighteen percent (18%) from the date of default thereof.

c. If the Holder has required the undersigned to pay immediately in full as described in the Promissory Note, the Holder will have the right to be paid back by us for all its reasonable costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Those expenses included, for example, reasonable attorney's fees.

d. Except as expressly provided herein, the undersigned waives all notices of default, protest, presentment and notice of dishonor. In the event of a default hereunder nothing in the way of an act or omission of the part of the Holder shall be deemed to be a waiver of, or prejudice any of the rights of the Holder.

SECURITY

This Note, and all other financial indebtedness and obligations of the undersigned to the Holder are secured personally by the undersigned.

MASSACHUSETTS CONTRACT

This Note is a Massachusetts contract, and the rights and obligations of the parties shall be governed by the laws of the Commonwealth of Massachusetts. In the event that any provision or clause of the Note conflicts with applicable law, such conflict shall not affect the other provisions of this Note which can be given effect without the conflicting provision. The undersigned agrees to submit to jurisdiction in a court in the Commonwealth of Massachusetts.


EXECUTED AS A SEALED INSTRUMENT THIS 3rd DAY OF Feb., 1993

Signature of Debtor    /s/ Larry I. Kelley
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Signature of Co-Debtor
                       -------------------------

Witness to Signature
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